Exhibit 10 (A) (16)

                              Chemfab Corporation

                      NONSTATUTORY STOCK OPTION AGREEMENT
                      -----------------------------------
                                   UNDER THE
                                    --------
               SECOND AMENDED AND RESTATED 1991 STOCK OPTION PLAN
               --------------------------------------------------
                                  OFFICER FORM
                                  ------------

     NONSTATUTORY STOCK OPTION AGREEMENT, dated October 30, 1997 (this "Agreement"), beteen Chemfab Corporation (the "Company"), and _____________ __________________ presently residing at _____________________ ,
__________________ (the "Optionee").

     WHEREAS, the Stock Option Committee of the Board of Directors of the Company has determined that it is to the advantage and interest of the Company and its stockholders to grant to the Optionee the nonstatutory stock option provided for herein as an inducement to remain in the service of the Company and its subsidiaries and as an incentive for increased effort during such service; and

     WHEREAS, the Optionee is engaged in the service of the Company and/or its subsidiary corporations ("Related Corporations");

     NOW, THEREFORE, the parties agree as follows:

     1. Optionee's Continued Service. The Optionee shall remain continuously (subject to the exceptions in Sections 2 and 4) in the service of the Company or one or more of its Related Corporations in the capacity of employee, director and/or consultant for a period of at least one year from the Grant Date and shall, during such service, devote his or her time, energy and skill to the service of the Company or one or more of its Related Corporations. Nothing herein contained shall be deemed to confer upon the Optionee any right to continue in the service of the Company or one or more of its Related Corporations in any particular capacity or in general, nor to interfere in any way with the right of the relevant corporation or corporations to terminate any employment, consultancies and/or directorship of the Optionee at any time. If the Optionee's service as an employee, consultant and director with the Company and all its Related Corporations shall terminate prior to the earlier of the first anniversary of the Grant Date or the day immediately preceding the date of the Sellout Event (as defined in Section 2 hereof), the Optionee shall have no rights whatsoever under this Agreement.

     2. Grant of Option. Subject to the terms and conditions set forth herein, the Company has granted to the Optionee on August 5, 1997 (the "Grant Date") an
option (the "Option") to purchase from the Company               shares (the
"Optioned Shares") of the Company's common stock, par value $.10 per share (the "Stock"). The Option is not intended to be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), but as a nonstatutory stock option within the meaning of the Code. On each of the following dates (each a "Vesting Date" and collectively the "Vesting Dates"), but only if the Optionee remains an employee, director or consultant of the Company or one or more Related Corporations at such Vesting Date (with the status of any corporation as a Related Corporation to be determined as of such Vesting Date), the stated number of shares shall become purchasable hereunder:

                   Date           Number of Shares
                   ----          -----------------

               August 1, 1997              (25%)
               August 1, 1998              (25%)
               August 1, 1999              (25%)
               August 1, 2000              (25%)

Notwithstanding the foregoing, if, before any Vesting Date, substantially all of the outstanding voting stock or substantially all the assets of the Company is or are acquired by any person or group of persons, or the Company is party to a merger or consolidation of which the Company is not in economic substance the predominant surviving entity, then the day immediately preceding the date of such acquisition, merger or consolidation (the "Sellout Event") shall be substituted for such of the Vesting Dates as may be the same as or later than the date of the Sellout Event.

The Option must be exercised, if ever, before the tenth anniversary of the Grant Date or within such shorter period as may result from the operation of Section 4.

     3.  Exercise Price.  The exercise price to be paid for the Optioned Shares
shall be          per share.

     4. Termination of Option; Disgorgement of Certain Profits. (a) If all the Optionee's service to the Company and all its Related Corporations as employee, consultant and/or director terminates for any reason, other than death or retirement from employment (but including termination of affiliation between the Company and the Related Corporation with which Optionee is serving as employee, consultant or director), the Option, to the extent exercisable on the date of such termination, may be exercised by the Optionee at any time within 90 days after termination, but only before the tenth anniversary of the Grant Date. If the Optionee dies or retires from employment, the Option may be exercised, to the extent exercisable on the date of such retirement or death, at any time by the Optionee or his executor or administrator, as the case may be, but only before the earlier of the first anniversary of the date of death or retirement or the tenth anniversary of the Grant Date. Options which are not exercisable at the time of termination of the Optionee's relationship with the Company and all its Related Corporations as an employee, director and/or consultant or which are so exercisable but are not exercised within the time periods described above, shall terminate. Leave of absence for military service, illness or other bona fide purpose shall not be deemed a termination for purposes of this Section 4 provided that it does not exceed the longer of 90 days or the period during which the absent Optionee's rights are guaranteed by statute or by contract. If the Optionee does not so return, his relationship with the Company and all its Related Corporations as an employee, director and/or consultant shall be deemed to have ended on the next day of such leave of absence.

       (b) The Optionee covenants and agrees with the Company that if, during the twelve-month period following the cessation of an Optionee's employment with, and/or directorship of, and/or consultancy for, the Company or any Related Corporation, as the case may be, and regardless of the reason or absence of reason for such cessation (the date of which cessation hereinafter, a "Cessation Date"), said Optionee engages directly or indirectly in any business, activity or enterprise which diverts business from, is in conflict with, causes a competitive disadvantage to, or otherwise adversely affects the interests or business of, the Company or any Related Corporation (each of the foregoing, a "Disgorgement Event"), then the Optionee shall automatically owe to the Company, and shall promptly and without demand pay to the Company, with respect to each share of Stock issued to the Optionee upon the full or partial exercise of this Option from and after that date which is nine (9) months prior to the Optionee's Cessation Date, an amount equal to the excess of Market Value of such share on the date of exercise over the Option Price paid by the Optionee for such share; provided that, on a case by case basis, a majority of disinterested members of the Board of Directors or the Committee may, in their sole discretion, waive enforcement of this provision, in whole or in part; and provided further that no such waiver shall be deemed a waiver of enforcement in any other instance.

     (c) The Optionee agrees and acknowledges that, because of the nature and purpose of the grant of this Option, and because of the Optionee's position with, and access to information of, the Company and/or one or more Related Corporations, the consequences described in Section 4(b) constitute essential terms of and are inseparable from the other terms and conditions of this Option and are necessary for the protection and benefit of the Company. The Optionee further agrees and acknowledges that the extent of harm to the Company that would be caused by the Optionee in the event of a Disgorgement Event is not now and will not be, at such time, precisely determinable and that the Company would be without an adequate remedy in the event of a Disgorgement Event caused by the Optionee absent the provisions of this Section 4.

     5. Exercise of Option. (a) The Optionee may exercise the Option by giving written notice in the manner provided in Section 11. The notice shall specify the number of shares of the Stock which the Optionee elects to purchase. For all shares which the Optionee elects to purchase, the Optionee shall except as otherwise permitted by Section 5(b) below, deliver to the Company a personal check equal to the exercise price. The Company shall deliver or cause to be delivered to the Optionee a certificate for the number of shares then being purchased by him or her. If any law or applicable regulation of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company or Optionee to take any action in connection with shares being purchased upon exercise of the Option, exercise of the Option and delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action, which shall be taken at the Company's expense. Whenever shares are to be issued in satisfaction of an Option granted hereunder, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares, if and to the extent required by law. The Option shall be reduced by one share for each share of the Stock purchased upon exercise of the Option.

     (b) In lieu of enclosing a personal check together with the written notice of exercise as described in Section 5(a) above, the Optionee, if at the time of exercise he/she is not subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, may, unless prohibited by applicable law, elect to effect payment by including with the written notice of exercise referred to in Section 5(a) above irrevocable instructions to deliver for sale to a registered securities broker acceptable to the Company a number of shares of Stock subject to the Option being exercised sufficient, after brokerage commissions, to cover the aggregate option price payable with respect to such shares and, if the Optionee further elects, the Optionee's withholding obligations under Section 5(a) with respect to such exercise, together with irrevocable instructions to such broker to sell such shares and to remit directly to the Company such aggregate option price and, if the Optionee has so elected, the amount of such withholding obligations. The Company shall not be required to deliver to such securities broker any stock certificate for such shares until it has received from the broker such aggregate option price and, if the Optionee has so elected, the amount of such withholding obligations.

     6. Transfer of Option. During the lifetime of the Optionee, the Option may be exercised only by the Optionee and then, except as otherwise provided in
Section 4, only if the Optionee has been continuously in the service as an employee, director or consultant of the Company and/or one or more of its Related Corporations from the Grant Date until the date 90 days before the date of exercise. Except by will or by the laws of descent and distribution, the Option and all rights granted hereunder may not be transferred, assigned, pledged, or hypothecated (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, attachment, pledge, hypothecation or other disposition of the Option or of such rights contrary to the provisions hereof and the levy of any attachment or similar process upon the Option or such rights, shall be void.

     7. Capital Changes. In the event of any stock dividend payable in the Stock or any split-up or contraction in the number of shares of the Stock, or any reclassification or change of outstanding shares of the Stock, in each case occurring after the date of this Agreement and prior to the exercise in full of the Option, the number and kind of shares for which the Option may thereafter be exercised and the exercise price shall be proportionately and appropriately adjusted. Upon any consolidation or merger of the Company with or into another company, or any sale or conveyance to another company or entity of the property of the Company as a whole, or the dissolution or liquidation of the Company, the Option shall terminate, but the Optionee shall have the right, immediately prior to such event, to exercise the Option, to the extent then vested and not theretofore exercised. No fraction of a share shall be purchasable or deliverable, but in the event any adjustment of the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

     8. Reservation of Shares. The Company shall at all times during the term of this Agreement reserve and keep available such number of shares of the Stock as will be sufficient to satisfy the requirements of this Agreement and shall pay all taxes, fees and expenses necessarily incurred by the Company in connection with this Agreement and the issuance of Optioned Shares.

     9. Limitation of Rights in Optioned Shares. The Optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Optioned Shares except to the extent that the Option shall have been exercised and, in addition, a stock certificate shall have been issued and delivered to the Optionee. Any stock issued pursuant to the Option shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation or By-laws of the Company.

     10. Company's Powers. The existence of the Option shall not diminish the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceedings, whether of a similar character or otherwise. The Option confers upon the Optionee no right to continue in the service of the Company or its Related Corporations, nor interferes in any way with the right of the Company and its Related Corporations to terminate the employment, directorships and/or consultancies of the Optionee at any time.

     11. Notices. Any communication or notice required or permitted to be given under this Agreement shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company, to its Treasurer at Daniel Webster Highway, P.O. Box 1137, Merrimack, New Hampshire 03054 and, if to the Optionee, to the address set forth on the first page of this Agreement, or such other address, in each case, as the addressee shall last have furnished to the communicating party.

     12. Terms and Conditions of Plan. The option granted hereunder is subject to all the terms and conditions set forth in the Company's Second Amended and Restated 1991 Stock Option Plan, receipt of a copy of which is hereby acknowledged by the Optionee.

     13. Governing Law; Payment of Expenses: This Agreement shall be governed by and construed in accordance with the internal and substantive laws of the State of Delaware. The Company and the Optionee agree that, in connection with any award entered by any court or arbitrator with respect to any dispute relating to or arising out of this Agreement (including, without limitation, any action brought by the Company to enforce the provisions of Section 4), the non-prevailing party shall pay all of the prevailing party's reasonable costs, including attorneys' fees (collectively, "Dispute Resolution Expenses"). In rendering its judgment, decision, award, order, verdict and/or decree, the court or arbitrator, as the case may be, shall provide for the payment by the non-prevailing party of the prevailing party's Dispute Resolution Expenses.
Judgment upon an award rendered by an arbitrator may be entered in any court of competent jurisdiction.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                              CHEMFAB CORPORATION


                              By ___________________________
                                   John W. Verbicky
                                   Executive Vice President


                                 ___________________________
                                  Optionee






                              Chemfab Corporation

                      NONSTATUTORY STOCK OPTION AGREEMENT
                      -----------------------------------
                                   UNDER THE
                                    --------
               SECOND AMENDED AND RESTATED 1991 STOCK OPTION PLAN
               --------------------------------------------------
                                 DIRECTOR FORM
                                 --------------

      NONSTATUTORY STOCK OPTION AGREEMENT dated as of October 30, 1997 (this "Agreement"), by and between Chemfab Corporation (the "Company"), and _________ ________________________ presently residing at ________________________________
(the "Optionee").

      WHEREAS, the Company's Second Amended and Restated 1991 Stock Option Plan, as amended (the "Plan") provides that whenever a director is elected or re-elected to the Board of Directors at an annual shareholders meeting or special meeting in lieu of an annual meeting, or continues to serve as a director after such meeting, that director is automatically granted certain nonstatutory stock options;

      WHEREAS, the Optionee has been elected or re-elected as a director of the Company at an annual meeting of shareholders held on October 30, 1997;

      NOW, THEREFORE, the parties agree as follows:

      1. Optionee's Continued Service. Nothing herein contained shall be deemed to confer upon the Optionee any right to continue as a director of the Company nor to interfere in any way with the right of the Company to terminate its relationship with the Optionee at any time.

      2. Grant of Option. Subject to the terms and conditions set forth herein, the Company has granted to the Optionee on October 30, 1997 (the "Grant
date") an option (the "Option") to purchase from the Company       shares (the
"Optioned Shares") of the Company's common stock, par value $.10 per share (the "Stock"). The Option shall become exercisable in four (4) equal installments, of 25% each, on each of the following dates, but only if the Optionee remains a director of the Company at that date:

      Grant date: October 30, 1997

      The last day of the Company's second fiscal quarter of fiscal year 1998

      The last day of the Company's third fiscal quarter of fiscal year 1998

      The last day of the Company's fourth fiscal quarter of fiscal year 1998


The Option must be exercised, if ever, before the tenth (10th) anniversary of the Grant Date or within such shorter period as may result from the operation of
Section 4.

      3.    Exercise Price.  The exercise price to be paid for the Optioned
Shares shall be         per share.

      4. Termination of Option: Disgorgement of Certain Profits. (a) If the Optionee ceases to serve as a director of the Company for any reason, other than death, the Option may be exercised, to the extent exercisable on the date of such termination, by the Optionee at any time within 90 days after such termination, but only before the tenth (10th) anniversary of the Grant Date. If the Optionee dies, the Option may be exercised, to the extent exercisable on the date of death, at any time by the Optionee's executor or administrator, but only before the earlier of the first (1) anniversary of the date of death or the tenth (10th) anniversary of the Grant Date. Options which are not exercisable at the time of termination of the Optionee's relationship with the Company or which are exercisable but not exercised within the time periods described above shall terminate. A leave of absence for military service, illness or other bona fide purpose shall not be deemed a termination for purposes of this Section 4 provided that it does not exceed the longer of ninety (90) days or the period during which the rights of the absent director are guaranteed by statute or by contract. If the Optionee does not so return, his relationship with the Company shall be deemed to have ended on the next day of such leave of absence.

      (b) The Optionee covenants and agrees with the Company that if, during the twelve-month period following the cessation of an Optionee's employment with, and/or directorship of, and/or consultancy for, the Company or any Related Corporation, as the case may be, and regardless of the reason or absence of reason for such cessation (the date of which cessation hereinafter, a "Cessation Date"), said Optionee engages directly or indirectly in any business, activity or enterprise which diverts business from, is in conflict with, causes a competitive disadvantage to, or otherwise adversely affects the interests or business of, the Company or any Related Corporation (each of the foregoing, a "Disgorgement Event"), then the Optionee shall automatically owe to the Company, and shall promptly and without demand pay to the Company, with respect to each share of Stock issued to the Optionee upon the full or partial exercise of this Option from and after that date which is nine (9) months prior to the Optionee's Cessation Date, an amount equal to the excess of Market Value of such share on the date of exercise over the Option Price paid by the Optionee for such share; provided that, on a case by case basis, a majority of disinterested members of the Board of Directors or the Committee may, in their sole discretion, waive enforcement of this provision, in whole or in part; and provided further that no such waiver shall be deemed a waiver of enforcement in any other instance.

      (c) The Optionee agrees and acknowledges that, because of the nature and purpose of the grant of this Option, and because of the Optionee's position with, and access to information of, the Company and/or one or more Related Corporations, the consequences described in Section 4(b) constitute essential terms of and are inseparable from the other terms and conditions of this Option and are necessary for the protection and benefit of the Company. The Optionee further agrees and acknowledges that the extent of harm to the Company that would be caused by the Optionee in the event of a Disgorgement Event is not now and will not be, at such time, precisely determinable and that the Company would be without an adequate remedy in the event of a Disgorgement Event caused by the Optionee absent the provisions of this Section 4.

      5. Exercise of Option. (a) The Optionee may exercise this Option by giving written notice in the manner provided in Section 11. The notice shall specify the number of shares of the Stock which the Optionee elects to purchase. For all shares which the Optionee elects to purchase, the Optionee shall except as otherwise permitted by Section 5(b) below, deliver to the Company a personal check equal to the exercise price. The Company shall deliver or cause to be delivered to the Optionee a certificate for the number of shares then being purchased by him or her. If any law or applicable regulation of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company or Optionee to take any action in connection with shares being purchased upon exercise of the Option, exercise of the Option and delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action, which shall be taken at the Company's expense. The Option shall be reduced by one share for each share of the Stock purchased upon exercise of the Option.

      (b) In lieu of enclosing a personal check together with the written notice of exercise as described in Section 5(a) above, the Optionee, if at the time of exercise he/she is not subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, may, unless prohibited by applicable law, elect to effect payment by including with the written notice of exercise referred to in Section 5(a) above irrevocable instructions to deliver for sale to a registered securities broker acceptable to the Company a number of shares of Stock subject to the Option being exercised sufficient, after brokerage commissions, to cover the aggregate option price payable with respect to such shares, together with irrevocable instructions to such broker to sell such shares and to remit directly to the Company such aggregate option price. The Company shall not be required to deliver to such securities broker any stock certificate for such shares until it has received from the broker such aggregate option price.

      6. Transfer of Option. During the lifetime of the Optionee, the Option may be exercised only by the Optionee and then, except as otherwise provided in
Section 4, only if the Optionee has continuously served as a director of the Company from the Grant Date until the date 90 days before the date of exercise. Except by will or by the laws of descent and distribution, the Option and all rights granted hereunder may not be transferred, assigned, pledged, or hypothecated (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, attachment, pledge, hypothecation or other disposition of the Option or of such rights contrary to the provisions hereof and the levy of any attachments or similar process upon the Option or such rights, shall be void.

      7. Capital Changes. In the event of any stock dividend payable in the Stock or any split-up or contraction in the number of shares of the Stock, or any reclassification or change of outstanding shares of the Stock, in each case occurring after the date of this Agreement and prior to the exercise in full of the Option, the number and kind of shares for which the Option may thereafter be exercised and the exercise price shall be proportionately and appropriately adjusted. Upon any consolidation or merger of the Company with or into another company, or any sale or conveyance to another company or entity of the property of the Company as a whole, or the dissolution or liquidation of the Company, the Option shall terminate, but the Optionee shall have the right, immediately prior to such event, to exercise the Option, to the extent then exercisable by its terms and not theretofore exercised. No fraction of a share shall be purchasable or deliverable, but in the event any adjustment of the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

      8. Reservation of Shares. The Company shall at all times during the term of this Agreement reserve and keep available such number of shares of the Stock as will be sufficient to satisfy the requirements of this Agreement and shall pay all taxes, fees and expenses necessarily incurred by the Company in connection with this Agreement and the issuance of Optioned Shares.

      9. Limitation of Rights in Optioned Shares. The Optionee shall have no rights as a stockholder of the Company with respect to any of the Optioned Shares except to the extent that the Option shall have been exercised, payment as herein provided shall have been made in full, and a stock certificate shall have been issued and delivered to the Optionee. Any stock issued pursuant to the Option shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation or By-laws of the Company.

      10. Company's Powers. The existence of the Option shall not diminish the right of power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceedings, whether of a similar character or otherwise.

      11. Notices. Any communication or notice required to or permitted to be given under this Agreement shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company, to its Treasurer at Daniel Webster Highway, P.O. Box 1137, Merrimack, New Hampshire 03054 and, if to the Optionee, to the address set forth on the first page of this Agreement, or such other address, in each case, as the addressee shall last have furnished to the communicating party.

      12. Terms and Conditions of Plan. The option granted hereunder is subject to all the terms and conditions set forth in the Plan, receipt of a copy of which is hereby acknowledged by the Optionee.

      13. Governing Law; Payment of Expenses: This Agreement shall be governed by and construed in accordance with the internal and substantive laws of the State of Delaware. The Company and the Optionee agree that, in connection with any award entered by any court or arbitrator with respect to any dispute relating to or arising out of this Agreement (including, without limitation, any action brought by the Company to enforce the provisions of Section 4), the non-prevailing party shall pay all of the prevailing party's reasonable costs, including attorneys' fees (collectively, "Dispute Resolution Expenses"). In rendering its judgment, decision, award, order, verdict and/or decree, the court or arbitrator, as the case may be, shall provide for the payment by the non-prevailing party of the prevailing party's Dispute Resolution Expenses.
Judgment upon an award rendered by an arbitrator may be entered in any court of competent jurisdiction.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                             CHEMFAB CORPORATION


                                                   By ________________________
                                                  John W. Verbicky
                                                  Executive Vice President



                                                      ------------------------
                                                  Optionee






                              Chemfab Corporation

                      NONSTATUTORY STOCK OPTION AGREEMENT
                      -----------------------------------
                                   UNDER THE
                                    --------
               SECOND AMENDED AND RESTATED 1991 STOCK OPTION PLAN
               --------------------------------------------------
                            DIRECTOR CONSULTANT FORM
                            ------------------------

     NONSTATUTORY STOCK OPTION AGREEMENT dated October 30, 1997 (this "Agreement"), between Chemfab Corporation (the "Company"), and ________________
presently residing at _____________________, _____________   (the "Optionee").

     WHEREAS, the Option/Compensation Committee of the Board of Directors of the Company has determined that it is to the advantage and interest of the Company and its stockholders to grant to the Optionee the nonstatutory stock option provided for herein as an inducement to provide and continue to provide consulting services to the Company and its subsidiaries and as an incentive for increased effort during such service; and

     WHEREAS, the Optionee is engaged in the provision of consulting services to the Company and/or its subsidiary corporations ("Related Corporations");

     NOW, THEREFORE, the parties agree as follows:

     1. Optionee's Continued Service. Nothing herein contained shall be deemed to confer upon the Optionee any right to continue as a consultant the Company or one or more of its Related Corporations in any particular capacity or in general, nor to interfere in any way with the right of the relevant corporation or corporations to terminate any employment, consultancies and/or directorship of the Optionee at any time

     2. Grant of Option. Subject to the terms and conditions set forth herein, the Company has granted to the Optionee on October 30, 1997 (the "Grant Date")
an option (the "Option") to purchase from the Company           shares (the
"Optioned Shares") of the Company's common stock, par value $.10 per share (the "Stock"). The Option is not intended to be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), but as a nonstatutory stock option within the meaning of the Code. On each of the following dates (each a "Vesting Date" and collectively the "Vesting Dates"), but only if the Optionee remains both as a director and a consultant of the Company or one or more Related Corporations at such Vesting Date (with the status of any corporation as a Related Corporation to be determined as of such Vesting Date), the stated number of shares shall become purchasable hereunder:

                   Date           Number of Shares
                   ----          -----------------

               October 30, 1997        (25%)
               October 30, 1998        (25%)
               October 30, 1999        (25%)
               October 31, 2000        (25%)

The Option must be exercised, if ever, before the tenth anniversary of the Grant Date or within such shorter period as may result from the operation of Section 4.

     3.  Exercise Price.  The exercise price to be paid for the Optioned Shares
shall be         per share.

     4. Termination of Option; Disgorgement of Certain Profits. (a) If the Optionee ceases to serve as a consultant and/or director to the Company and all its Related for any reason, other than death, the Option, to the extent exercisable on the date of such termination, may be exercised by the Optionee at any time within 90 days after termination, but only before the tenth anniversary of the Grant Date. If the Optionee dies, the Option may be exercised, to the extent exercisable on the date of death, at any time by the Optionee or his executor or administrator, as the case may be, but only before the earlier of the first anniversary of the date of death or retirement or the tenth anniversary of the Grant Date. Options which are not exercisable at the time of termination of the Optionee's relationship with the Company and all its Related Corporations as a director and/or consultant or which are so exercisable but are not exercised within the time periods described above, shall terminate. Leave of absence for military service, illness or other bona fide purpose shall not be deemed a termination for purposes of this Section 4 provided that it does not exceed the longer of 90 days or the period during which the absent Optionee's rights are guaranteed by statute or by contract. If the Optionee does not so return, his relationship with the Company and all its Related Corporations as an employee, director and/or consultant shall be deemed to have ended on the next day of such leave of absence.

    (b) The Optionee covenants and agrees with the Company that if, during the twelve-month period following the cessation of Optionee's directorship of, and/or consultancy for, the Company or any Related Corporation, as the case may be, and regardless of the reason or absence of reason for such cessation (the date of which cessation hereinafter, a "Cessation Date"), said Optionee engages directly or indirectly in any business, activity or enterprise which diverts business from, is in conflict with, causes a competitive disadvantage to, or otherwise adversely affects the interests or business of, the Company or any Related Corporation (each of the foregoing, a "Disgorgement Event"), then the Optionee shall automatically owe to the Company, and shall promptly and without demand pay to the Company, with respect to each share of Stock issued to the Optionee upon the full or partial exercise of this Option from and after that date which is nine (9) months prior to the Optionee's Cessation Date, an amount equal to the excess of Market Value of such share on the date of exercise over the Option Price paid by the Optionee for such share; provided that, on a case by case basis, a majority of disinterested members of the Board of Directors or the Committee may, in their sole discretion, waive enforcement of this provision, in whole or in part; and provided further that no such waiver shall be deemed a waiver of enforcement in any other instance.

     (c) The Optionee agrees and acknowledges that, because of the nature and purpose of the grant of this Option, and because of the Optionee's position with, and access to information of, the Company and/or one or more Related Corporations, the consequences described in Section 4(b) constitute essential terms of and are inseparable from the other terms and conditions of this Option and are necessary for the protection and benefit of the Company. The Optionee further agrees and acknowledges that the extent of harm to the Company that would be caused by the Optionee in the event of a Disgorgement Event is not now and will not be, at such time, precisely determinable and that the Company would be without an adequate remedy in the event of a Disgorgement Event caused by the Optionee absent the provisions of this Section 4.

     5. Exercise of Option. (a) The Optionee may exercise the Option by giving written notice in the manner provided in Section 11. The notice shall specify the number of shares of the Stock which the Optionee elects to purchase. For all shares which the Optionee elects to purchase, the Optionee shall except as otherwise permitted by Section 5(b) below, deliver to the Company a personal check equal to the exercise price. The Company shall deliver or cause to be delivered to the Optionee a certificate for the number of shares then being purchased by him or her. If any law or applicable regulation of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company or Optionee to take any action in connection with shares being purchased upon exercise of the Option, exercise of the Option and delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action, which shall be taken at the Company's expense. Whenever shares are to be issued in satisfaction of an Option granted hereunder, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares, if and to the extent required by law. The Option shall be reduced by one share for each share of the Stock purchased upon exercise of the Option.

     (b) In lieu of enclosing a personal check together with the written notice of exercise as described in Section 5(a) above, the Optionee, if at the time of exercise he/she is not subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, may, unless prohibited by applicable law, elect to effect payment by including with the written notice of exercise referred to in Section 5(a) above irrevocable instructions to deliver for sale to a registered securities broker acceptable to the Company a number of shares of Stock subject to the Option being exercised sufficient, after brokerage commissions, to cover the aggregate option price payable with respect to such shares and, if the Optionee further elects, the Optionee's withholding obligations under Section 5(a) with respect to such exercise, together with irrevocable instructions to such broker to sell such shares and to remit directly to the Company such aggregate option price and, if the Optionee has so elected, the amount of such withholding obligations. The Company shall not be required to deliver to such securities broker any stock certificate for such shares until it has received from the broker such aggregate option price and, if the Optionee has so elected, the amount of such withholding obligations.

     6. Transfer of Option. During the lifetime of the Optionee, the Option may be exercised only by the Optionee and then, except as otherwise provided in
Section 4, only if the Optionee has been continuously in the service as a director and consultant of the Company and/or one or more of its Related Corporations from the Grant Date until the date 90 days before the date of exercise. Except by will or by the laws of descent and distribution, the Option and all rights granted hereunder may not be transferred, assigned, pledged, or hypothecated (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, attachment, pledge, hypothecation or other disposition of the Option or of such rights contrary to the provisions hereof and the levy of any attachment or similar process upon the Option or such rights, shall be void.

     7. Capital Changes. In the event of any stock dividend payable in the Stock or any split-up or contraction in the number of shares of the Stock, or any reclassification or change of outstanding shares of the Stock, in each case occurring after the date of this Agreement and prior to the exercise in full of the Option, the number and kind of shares for which the Option may thereafter be exercised and the exercise price shall be proportionately and appropriately adjusted. Upon any consolidation or merger of the Company with or into another company, or any sale or conveyance to another company or entity of the property of the Company as a whole, or the dissolution or liquidation of the Company, the Option shall terminate, but the Optionee shall have the right, immediately prior to such event, to exercise the Option, to the extent then vested and not theretofore exercised. No fraction of a share shall be purchasable or deliverable, but in the event any adjustment of the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

     8. Reservation of Shares. The Company shall at all times during the term of this Agreement reserve and keep available such number of shares of the Stock as will be sufficient to satisfy the requirements of this Agreement and shall pay all taxes, fees and expenses necessarily incurred by the Company in connection with this Agreement and the issuance of Optioned Shares.

     9. Limitation of Rights in Optioned Shares. The Optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Optioned Shares except to the extent that the Option shall have been exercised and, in addition, a stock certificate shall have been issued and delivered to the Optionee. Any stock issued pursuant to the Option shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation or By-laws of the Company.

     10. Company's Powers. The existence of the Option shall not diminish the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceedings, whether of a similar character or otherwise. The Option confers upon the Optionee no right to continue in the service of the Company or its Related Corporations, nor interferes in any way with the right of the Company and its Related Corporations to terminate the employment, directorships and/or consultancies of the Optionee at any time.

     11. Notices. Any communication or notice required or permitted to be given under this Agreement shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company, to its Treasurer at Daniel Webster Highway, P.O. Box 1137, Merrimack, New Hampshire 03054 and, if to the Optionee, to the address set forth on the first page of this Agreement, or such other address, in each case, as the addressee shall last have furnished to the communicating party.

     12. Terms and Conditions of Plan. The option granted hereunder is subject to all the terms and conditions set forth in the Company's Second Amended and Restated 1991 Stock Option Plan, receipt of a copy of which is hereby acknowledged by the Optionee.

     13. Governing Law; Payment of Expenses: This Agreement shall be governed by and construed in accordance with the internal and substantive laws of the State of Delaware. The Company and the Optionee agree that, in connection with any award entered by any court or arbitrator with respect to any dispute relating to or arising out of this Agreement (including, without limitation, any action brought by the Company to enforce the provisions of Section 4), the non-prevailing party shall pay all of the prevailing party's reasonable costs, including attorneys' fees (collectively, "Dispute Resolution Expenses"). In rendering its judgment, decision, award, order, verdict and/or decree, the court or arbitrator, as the case may be, shall provide for the payment by the non-prevailing party of the prevailing party's Dispute Resolution Expenses.
Judgment upon an award rendered by an arbitrator may be entered in any court of competent jurisdiction.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                              CHEMFAB CORPORATION


                              By ____________________________
                                   John W. Verbicky
                                   Executive Vice President


                                 ____________________________
                                  Optionee







                              Chemfab Corporation

                      NONSTATUTORY STOCK OPTION AGREEMENT
                      -----------------------------------
                                   UNDER THE
                                    --------
               SECOND AMENDED AND RESTATED 1991 STOCK OPTION PLAN
               --------------------------------------------------


     NONSTATUTORY STOCK OPTION AGREEMENT dated October 30, 1997 (this "Agreement"), between Chemfab Corporation (the "Company"), and
presently residing at                          ,                    (the
"Optionee").

     WHEREAS, the Stock Option Committee of the Board of Directors of the Company has determined that it is to the advantage and interest of the Company and its stockholders to grant to the Optionee the nonstatutory stock option provided for herein as an inducement to remain in the service of the Company and its subsidiaries and as an incentive for increased effort during such service; and

     WHEREAS, the Optionee is engaged in the service of the Company and its subsidiary corporations ("Related Corporations");

     NOW, THEREFORE, the parties agree as follows:

     1. Optionee's Continued Employment. The Optionee shall remain continuously (subject to the exception in Section 4) in the employ of the Company or one or more of its Related Corporations for a period of at least one year from the Grant Date and shall, during such employment, devote his or her time, energy and skill to the service of the Company or one or more of its Related Corporations. Nothing herein contained shall be deemed to confer upon the Optionee any right to continue in the employ of the Company or one or more of its Related Corporations nor to interfere in any way with the right of the employing corporation or corporations to terminate the employment of the Optionee at any time. If the Optionee's employment with the Company and all of its Related Corporations shall terminate within one year from the Grant Date, the Optionee shall have no rights whatsoever under this Agreement.

     2. Grant of Option. Subject to the terms and conditions set forth herein, the Company has granted to the Optionee on August 5, 1997 (the "Grant Date") an
option (the "Option") to purchase from the Company          shares (the
"Optioned Shares") of the Company's common stock, par value $.10 per share (the "Stock"). The Option is not intended to be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), but as a nonstatutory stock option within the meaning of the Code. On each of the following dates, but only if the Optionee remains an employee of the Company or a Related Corporation at that date (with the status of any Corporation as a Related Corporation to be determined as of that date), the stated number of shares shall become purchasable hereunder:

                  Date                  Number of Shares
                 --------               ----------------

               August 5, 1998       .       (25%)
               August 5, 1999       .       (25%)
               August 5, 2000       .       (25%)
               August 5, 2001       .       (25%)

The Option must be exercised, if ever, before the tenth anniversary of the Grant Date or within such shorter period as may result from the operation of Section 4.

     3.  Exercise Price.  The exercise price to be paid for the Optioned Shares
shall be          per share.

     4. Termination of Option; Disgorgement of Certain Profits. (a) If the Optionee's employment by the Company and its Related Corporations terminates for any reason, other than death or retirement (but including termination of affiliation between the Company and the Related Corporation with which Optionee is serving as an employee), after the first anniversary of the Grant Date, the Option, to the extent exercisable on the date of such termination, may be exercised by the Optionee at any time within 90 days after termination, but only before the tenth anniversary of the Grant Date. If the Optionee dies or retires after the first anniversary of the Grant Date, the Option may be exercised, to the extent exercisable on the date of retirement or death, at any time by the Optionee or his executor or administrator, as the case may be, but only before the earlier of the first anniversary of the date of death or retirement or the tenth anniversary of the Grant Date. Options which are not exercisable at the time of termination of the Optionee's employment or which are so exercisable but are not exercised within the time periods described above shall terminate.
Leave of absence for military service, illness or other bona fide purpose shall not be deemed a termination of employment provided that it does not exceed the longer of 90 days or the period during which the absent employee's reemployment rights are guaranteed by statute or by contract. If the Optionee does not so return, his employment shall be deemed to have ended on the next day of such leave of absence.

      (b) The Optionee covenants and agrees with the Company that if, during the twelve-month period following the cessation of an Optionee's employment with, and/or directorship of, and/or consultancy for, the Company or any Related Corporation, as the case may be, and regardless of the reason or absence of reason for such cessation (the date of which cessation hereinafter, a "Cessation Date"), said Optionee engages directly or indirectly in any business, activity or enterprise which diverts business from, is in conflict with, causes a competitive disadvantage to, or otherwise adversely affects the interests or business of, the Company or any Related Corporation (each of the foregoing, a "Disgorgement Event"), then the Optionee shall automatically owe to the Company, and shall promptly and without demand pay to the Company, with respect to each share of Stock issued to the Optionee upon the full or partial exercise of this Option from and after that date which is nine (9) months prior to the Optionee's Cessation Date, an amount equal to the excess of Market Value of such share on the date of exercise over the Option Price paid by the Optionee for such share; provided that, on a case by case basis, a majority of disinterested members of the Board of Directors or the Committee may, in their sole discretion, waive enforcement of this provision, in whole or in part; and provided further that no such waiver shall be deemed a waiver of enforcement in any other instance.

      (c) The Optionee agrees and acknowledges that, because of the nature and purpose of the grant of this Option, and because of the Optionee's position with, and access to information of, the Company and/or one or more Related Corporations, the consequences described in Section 4(b) constitute essential terms of and are inseparable from the other terms and conditions of this Option and are necessary for the protection and benefit of the Company. The Optionee further agrees and acknowledges that the extent of harm to the Company that would be caused by the Optionee in the event of a Disgorgement Event is not now and will not be, at such time, precisely determinable and that the Company would be without an adequate remedy in the event of a Disgorgement Event caused by the Optionee absent the provisions of this Section 4.

     5. Exercise of Option. (a) The Optionee may exercise the Option by giving written notice in the manner provided in Section 11. The notice shall specify the number of shares of the Stock which the Optionee elects to purchase. For all shares which the Optionee elects to purchase, the Optionee shall except as otherwise permitted by Section 5(b) below, deliver to the Company a personal check, equal to the exercise price. The Company shall deliver or cause to be delivered to the Optionee a certificate for the number of shares then being purchased by him or her. If any law or applicable regulation of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company or Optionee to take any action in connection with shares being purchased upon exercise of the Option, exercise of the Option and delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action, which shall be taken at the Company's expense. Whenever shares are to be issued in satisfaction of an Option granted hereunder, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares, if and to the extent required by law. The Option shall be reduced by one share for each share of the Stock purchased upon exercise of the Option.

     (b) In lieu of enclosing a personal check together with the written notice of exercise as described in Section 5(a) above, the Optionee may, unless prohibited by applicable law, elect to effect payment by including with the written notice of exercise referred to in Section 5(a) above irrevocable instructions to deliver for sale to a registered securities broker acceptable to the Company a number of shares of Stock subject to the Option being exercised sufficient, after brokerage commissions, to cover the aggregate option price payable with respect to such shares and, if the Optionee further elects, the Optionee's withholding obligations under Section 5(a) with respect to such exercise, together with irrevocable instructions to such broker to sell such shares and to remit directly to the Company such aggregate option price and, if the Optionee has so elected, the amount of such withholding obligations. The Company shall not be required to deliver to such securities broker any stock certificate for such shares until it has received from the broker such aggregate option price and, if the Optionee has so elected, the amount of such withholding obligations.

     6. Transfer of Option. During the lifetime of the Optionee, the Option may be exercised only by the Optionee and then, except as otherwise provided in
Section 4, only if the Optionee has been continuously in the full time employ of the Company and/or one or more of its Related Corporations from the Grant Date until the date 90 days before the date of exercise. Except by will or by the laws of descent and distribution, the Option and all rights granted hereunder may not be transferred, assigned, pledged, or hypothecated (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, attachment, pledge, hypothecation or other disposition of the Option or of such rights contrary to the provisions hereof and the levy of any attachment or similar process upon the Option or such rights, shall be void.

     7. Capital Changes. In the event of any stock dividend payable in the Stock or any split-up or contraction in the number of shares of the Stock, or any reclassification or change of outstanding shares of the Stock, in each case occurring after the date of this Agreement and prior to the exercise in full of the Option, the number and kind of shares for which the Option may thereafter be exercised and the exercise price shall be proportionately and appropriately adjusted. Upon any consolidation or merger of the Company with or into another company, or any sale or conveyance to another company or entity of the property of the Company as a whole, or the dissolution or liquidation of the Company, the Option shall terminate, but the Optionee shall have the right, immediately prior to such event, to exercise the Option, to the extent then vested and not theretofore exercised. No fraction of a share shall be purchasable or deliverable, but in the event any adjustment of the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

     8. Reservation of Shares. The Company shall at all times during the term of this Agreement reserve and keep available such number of shares of the Stock as will be sufficient to satisfy the requirements of this Agreement and shall pay all taxes, fees and expenses necessarily incurred by the Company in connection with this Agreement and the issuance of Optioned Shares.

     9. Limitation of Rights in Optioned Shares. The Optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Optioned Shares except to the extent that the Option shall have been exercised and, in addition, a stock certificate shall have been issued and delivered to the Optionee. Any stock issued pursuant to the Option shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation or By-laws of the Company.

     10. Company's Powers. The existence of the Option shall not diminish the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceedings, whether of a similar character or otherwise. The Option confers upon the Optionee no right to continue in the employment of the Company and its Related Corporations or interferes in any way with the right of the Company and its Related Corporations to terminate the employment of the Optionee at any time.

     11. Notices. Any communication or notice required or permitted to be given under this Agreement shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company, to its Treasurer at Daniel Webster Highway, P.O. Box 1137, Merrimack, New Hampshire 03054 and, if to the Optionee, to the address set forth on the first page of this Agreement, or such other address, in each case, as the addressee shall last have furnished to the communicating party.

     12. Terms and Conditions of Plan; Shareholder Approval. The option granted hereunder is subject to all the terms and conditions set forth in the Company's Second Amended and Restated 1991 Stock Option Plan, receipt of a copy of which is hereby acknowledged by the Optionee.

      13. Governing Law; Payment of Expenses: This Agreement shall be governed by and construed in accordance with the internal and substantive laws of the State of Delaware. The Company and the Optionee agree that, in connection with any award entered by any court or arbitrator with respect to any dispute relating to or arising out of this Agreement (including, without limitation, any action brought by the Company to enforce the provisions of Section 4), the non-prevailing party shall pay all of the prevailing party's reasonable costs, including attorneys' fees (collectively, "Dispute Resolution Expenses"). In rendering its judgment, decision, award, order, verdict and/or decree, the court or arbitrator, as the case may be, shall provide for the payment by the non-prevailing party of the prevailing party's Dispute Resolution Expenses.
Judgment upon an award rendered by an arbitrator may be entered in any court of competent jurisdiction.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                                             CHEMFAB CORPORATION


                                                 By _________________________
                                                    John W. Verbicky
                                                    Executive Vice President



                                                    _________________________
                                                    Optionee